SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 1997

                             FORT JAMES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Virginia
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                (State or other jurisdiction of incorporation)



        1-7911                                    54-0848173
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(Commission File Number)                (IRS Employer Identification Number)


                   75 Tri-State International Office Center,
                    Suites 100 & 175, Lincolnshire, IL 60069
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          (Address of principal executive offices, including zip code)




       Registrant's telephone number, including area code (847) 317-5000


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Item 5. Other Events.

The consolidated financial statements of Fort James Corporation as of December 28, 1997, and December 29, 1996, and for each of the years in the three-year period ended December 28, 1997, together with Management's Discussion and Analysis of Results of Operations and Financial Condition are filed herewith.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

                13 Consolidated financial statements of Fort James Corporation as of December 28, 1997, and December 29, 1996, and for each of the years in the three-year period ended December 28, 1997, together with the related Management's Discussion and Analysis of Results of Operations and Financial Condition and Selected Financial Data
                23  Consent of Coopers & Lybrand L.L.P.
                27 Financial Data Schedules for the year ended December 27, 1997, (filed electronically only).

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                                   SIGNATURES
        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FORT JAMES CORPORATION

                                By: /s/ William A. Paterson
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                                        William A. Paterson
                                        Senior Vice President & Controller
                                        (Principal Accounting Officer)


Date: March 9, 1998